================================================================================


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            -------------------------

                                    FORM 8-K

                            -------------------------

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 9, 2006

                            -------------------------

                               BIOENVISION, INC.
             (Exact name of registrant as specified in its charter)

                            -------------------------

                                    Delaware
                 (State or other jurisdiction of incorporation)


              000-24875                                  13-4025857
        (Commission File No.)                 (IRS Employer Identification No.)

                           345 Park Avenue, 41st Floor
                            New York, New York 10154
              (Address of principal executive offices and zip code)

                            -------------------------

       Registrant's telephone number, including area code: (212) 750-6700


                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


================================================================================

================================================================================


Item 2.02.  Results of Operations and Financial Condition.

         On November 9, 2006, the Company issued a press release reporting first quarter financial results. The press release is attached as Exhibit 99.1 to this report.

         The release furnished as Exhibit 99.1 to this Report contains the following non-GAAP measure: Net loss applicable to common shareholders adjusted to exclude a one-time charge associated with the Company entering into a licensing agreement with Japan recorded for the quarter ended September 30, 2006 increased $0.09 per share to $0.20 loss per share for the quarter ended September 30, 2006. (Refer below to our reconciliation table of GAAP net loss applicable to common shareholders to the adjusted net loss available to common shareholders).


         Reconciliation of Non-U.S. GAAP Financial Measure

         Adjusted net loss applicable to common stockholders defined as net loss applicable to common shareholders less one-time expense for the Japanese license agreement recorded for the quarters ended September 30, 2006 and 2005, respectively.


                                                                                           Quarter ended September 30,
                                                                                     2006                        2005
                                                                                     ----                        ----
Net loss applicable to common stockholders, as reported                                $(12,210,762)                $(4,889,660)

Add: One-time charge for Japanese license agreement                                       3,953,074                           -
                                                                                       ------------                 -----------

Adjusted net loss applicable to common stockholders                                     $(8,257,688)                $(4,889,660)
                                                                                     ==============              ==============

Basic and diluted net loss per share of common stock, as reported
                                                                                             $(0.29)                     $(0.12)

Adjusted basic and diluted net loss per share of common stock
                                                                                             $(0.20)                     $(0.12)

Weighted-average shares used in computing basic & diluted net loss per share             41,456,942                  40,572,626


Note: Adjusted net loss available to common shareholders, defined as net loss available to common shareholders adjusted for a one-time charge associated with entering into an agreement to license clofarabine in Japan required to be recorded in the statement of operations is a non-U.S. GAAP measure used by management in evaluating the performance of the Company's overall business. The Company believes that this performance measure contributes to a more complete understanding by investors of the overall results of the Company. For the three months ended September 30, 2006, the Company recorded a one-time charge of $3,953,074 recorded as R&D expense relating to the Company signing a Japanese licensing agreement.


         The  information  set  forth in the above  Item  2.02 and the  attached
Exhibit 99.1 is furnished to, but shall not be deemed "filed" with the Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such a filing.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

         99.1     Press Release dated November 9, 2006.

================================================================================

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BIOENVISION, INC.


Dated: November 9, 2006       By:  /s/ David P. Luci
                                   ---------------------------------------------
                                   David P. Luci
                                   Chief Financial Officer, General Counsel and
                                   Corporate Secretary